Exhibit 99.2 INVESTOR PRESENTATION Q1 2024 Steven E. Shelton Thomas A. Sa CEO President, CFO & COO

FORWARD-LOOKING STATEMENTS During the course of the presentation and any transcript that may result, written or otherwise, California BanCorp (the “Company”) may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks. Although the Company may indicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized. The Company undertakes no obligation to release publicly the results of any revisions to the forward-looking statements included herein to reflect events or circumstances after today, or to reflect the occurrence of unanticipated events. The Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

OVERVIEW OF CALIFORNIA BANCORP

FOCUSED REGIONAL OFFICE FOOTPRINT



Roseville
Woodland
Davis
Sacramento
Rancho Cordo
Windsor
Santa Rosa
Sebastopol
Rohnert Park
Napa
Vacaville
Parkway
Elk Grove
Fairfield
Petaluma
Point Reyes Natl. Seashore
Novato
Vallejo
Lodi
San Rafael
Concord
Stockton
Richmo
Walnut Creek
Berkeley
San Francisco
Manteca
Oakland
Tracy
Daly City
Livermore
South San Francisco
Hayward
Fremont
Redwood City
Ceres
Milpitas
Mountain View
San Jose
Sunnyvale
Morgan Hill
N
30 km
20 mi

- Headquarters/Regional Office in Oakland
- Regional Offices in San Jose, Walnut Creek and Sacramento
- Branch services in Walnut Creek

COMPANY OVERVIEW

- Established in 2007 as a relationship focused commercial business bank serving Northern California with $1.92 billion in assets and a market capitalization of ~$186 million[(1)]
- Majority of executive management joined the bank at inception
- Significant commercial core deposit base
- Primary relationship managers with average banking experience of over 25 years and average loan books of $45 million
- Positioned to leverage recent investments to enhance our platform and extend our markets

FINANCIAL SNAPSHOT – 3/31/24

Balance Sheet	**($mm)**	**Q1 2024 Profitability**	**(%)**
Assets	1,923	ROAA	0.80
Loans	1,521	ROATCE	7.95
Deposits	1,640	Net Interest Margin	3.89
Tangible Equity	193	Efficiency Ratio	70.57
Loans/ Deposits (%)	93%	Cost of Deposits	2.24
Loan Composition	**(%)**	**Deposit Composition**	**(%)**
C&I Loans / Gross Loans	40.1	DDA/ Total Deposits	38.6
CRE Loans / Gross Loans	54.8	Core Deposits/ Total Deposits	80.0
Capital Ratios (Consolidated)	**(%)**	**Credit Metrics**	**(%)**
TCE / TA	10.09	NPAs / Loans & OREO	0.10
Leverage Ratio	10.17	NPAs / Assets	0.08
Tier 1 Ratio	10.15	Reserves / Gross Loans	1.05
TRBC Ratio	13.93	NCOs / Avg. Loans	0.02

(1) Based on CALB's stock price of $22.00 as of 3/28/24

CALIFORNIA BANCORP
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INVESTMENT HIGHLIGHTS Branch light, commercial Experienced management focused business bank with team and seasoned C&I Proven organic and strong middle market relationship teams with strong acquisitive growth story relationships throughout ties to the local markets Northern California Strong earnings outlook as Quality core deposit Disciplined underwriting standards with best-in-class efficiencies from investments franchise and commercial relationship strategy asset quality metrics are realized 4 3

FIRST QUARTER 2024 HIGHLIGHTS Continued Strong ▪ Adjusted Net income of $4.8 million Financial Performance ▪ Adjusted Diluted EPS of $0.57 Excluding ▪ Adjusted ROA of 1.02%, Adjusted ROE of 9.71% and Adjusted ROTCE of 10.08% Merger-Related Expense ▪ Net interest margin increased 1 bp to 3.89% Positive Trends ▪ Expenses relatively flat with prior quarter excluding merger-related expense in Key Metrics▪ Improvement in asset quality as NPAs declined due to successful resolutions of problem loans with minimal loss incurred ▪ Total loans declined from end of prior quarter as conservative underwriting criteria Conservative Balance Sheet and pricing discipline result in lower loan production that did not offset payoffs Management Results in Slight ▪ Seasonal outflows of deposits offset by addition of new deposit relationships Reduction in Total Assets ▪ Strong liquidity utilized to fully repay all outstanding FHLB borrowings ▪ Strong financial performance and prudent balance sheet management drives Increases in Capital Ratios and increases in all capital ratios from end of prior quarter Tangible Book Value ▪ TBV/share increased 1.8% during 1Q24 ▪ Good progress made on integration planning ▪ Continued expectation that merger will close during 3Q24 Merger with ▪ Prior to merger closing, focus will remain on integration planning, evaluating Southern California Bancorp opportunities to optimize balance sheet, and adding new commercial relationships 5

BRANCH LIGHT, COMMERCIAL FOCUSED BUSINESS BANK

BUSINESS MODEL OVERVIEW

- Middle market commercial banking focus
  - Privately owned companies with $30 million - $300 million in annual revenue
  - Clients with minimum lending relationships of $2 million or $1 million in deposits
- Portfolio managed over the long term to ~40% C&I loans and ~40% noninterest-bearing deposits
- Investing in other asset generating business lines
  - Asset-Based Lending division established in July 2011
  - Practice Acquisition division established in March 2011
  - Construction division established December 2015
  - Sponsor Finance division established in February 2020
- Strong core commercial deposit generation strategy
  - Utilize technology with minimal branches
  - Provide commercial cash management services to middle market clients
  - Dedicated treasury management sales team and platform

LOAN GROWTH



$2,000
$1,500
$1,000
$500
$0
2015 – Q1'24 CAGR
Total gross loans = 13.9%
Gross loans (ex. PPP) = 13.9%
$518
$628
$733
$847
$950
$1,063
$306
$1,304
$1,591
$1,560
$1,521
2015
2016
2017
2018
2019
2020
2021
2022
2023
Q1'24
Gross Loans (ex. PPP)
PPP Loans

DEPOSIT GROWTH



$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2015 – Q1'24
CAGR = 14.4%
$542
$650
$760
$874
$988
$1,532
$1,680
$1,792
$1,625
$1,640
2015
2016
2017
2018
2019
2020
2021
2022
2023
Q1'24

CALIFORNIA BANCORP

Dollars in millions
Data as of 12/31 for each respective year

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TAKING SHARE FROM NATIONAL/REGIONAL BANKS

PRODUCT AND SERVICE DIFFERENTIATION

Combine Capabilities of a Big Bank with the High Service Levels of a Community Bank

- Attract top talent with deep market experience to compete against and win business from large banks
- Professional team with a consultative delivery process
- Invest in systems, tools, and technology for success in niche markets
- Offer clients access to key decision makers
- Ability to execute quickly, with market leading responsiveness

OUR "TYPICAL CLIENT"

~$75 M in annual revenue	**$8 M** revolving line with **$3 M** average outstanding	**$3 M** equipment term loan
$5 M commercial real estate loan	**$3 M** demand deposit operating account	**$5 M** money market accounts to hold surplus deposits

Fee income driven by commercial portfolio account analysis and treasury management services

INDUSTRY & SPECIALTY LENDING FOCUS

Commercial Banking Focused on Four Core Industries

- Manufacturing and Distribution
- Professional
- Contractor
- Investor CRE

Specialty Lending Groups

- Practice Acquisition
- Asset Based Lending
- Sponsor Finance
- Construction







CALIFORNIA BANCORP

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EXPERIENCED MANAGEMENT TEAM ► Previously served as an Executive Vice President of the Bank primarily responsible for managing production since the Bank’s founding in 2007 Years at CALB: 16 Steven E. Shelton, Age : 58 ► Served for thirteen years in various executive management positions including President of Years in Industry: 37 CEO CivicBank of Commerce ► More than 30 years’ experience in executive finance and risk management roles, most recently Joined 2019 serving as Chief Risk Officer for Western Alliance Bank. Thomas A. Sa, Age: ► Previously served in various executive and director roles at Bridge Bank and its holding company 57 President, CFO & COO Years in Industry: 33 Bridge Capital Holdings (BBNK), including Chief Financial Officer and Chief Strategy Officer. ► Previously served as Deputy Chief Credit Officer and part of senior management from 2007 to 2018 Vivian Mui, Years at CALB: 16 Age Age : 84 : 40► 17 years of experience in various positions including lending and credit administration at SEVP & CCO Years in Industry: 20 Mechanics Bank Scott Myers Joined 2019 ► Veteran banker with more than 15 years banking experience in the Sacramento area Age : 49 SEVP & CLO► Previously served as Wells Fargo Senior Vice President and Sacramento Region Manager Years in Industry: 25 ► Previously served as the Bank’s Executive Vice President & East Bay Market President Years at CALB: 16 Michele Wirfel, Age ► Has worked in financial management and commercial banking since 1991 in various executive : 51 SEVP & CBO Years in Industry: 30 management positions including regional manager for CivicBank of Commerce ► Previously served as a Senior Vice President and Chief Information Officer for North Bay Bancorp Tom M. Dorrance, Years at CALB: 16 Age ► Has worked in financial management and commercial banking since 1992 including I.T. : 57 SEVP Technology & Operations Years in Industry: 29 Manager at CivicBank of Commerce ► Served as Executive Vice President and CCO from 2007 through 2017 Years at CALB: 16 John Lindstedt, ► Previously served in various executive management positions including Executive Vice President Years in Industry: 53 SEVP & CCO Emeritus and Senior Lending Officer for Wells Fargo’s corporate bank and President & CCO of CivicBank of Commerce 8

DEMONSTRATED GROWTH TRACK RECORD

SUCCESSFUL EXPANSION THROUGHOUT NORTHERN CALIFORNIA



Bank founded in March 2007 with $27.5 million in capital
$4 million private placement offering at $12.86 per share to payoff SBLF in May 2016
Completed acquisition of Pan Pacific Bank ($131 million in assets) in December 2015
$16 million common stock offering at $9.90 per share to fund growth in June 2014
Practice Acquisition Division opened in March 2011
San Jose ABL Division opened in July 2011
Holding Company formed in June 2017
Walnut Creek LPO opened in July 2017
Completed $25.0 million private offering of common stock in August 2018
Completed expansion into the Sacramento Region
Launched Sponsor Finance in February 2020
Listed on the NASDAQ stock market in March 2020
Completed $20 million sub-debt offering in September 2020
2015 – Q1'24 Asset CAGR of 14.0%
Completed $35 million sub-debt offering in August 2021
$8.58
$7.04
$6.70
$7.94
$8.21
$8.90
$9.61
$10.48
$10.19
$11.16
$12.01
$14.20
$15.16
$15.77
$17.33
$19.78
$22.50
$22.91
$53
$137
$194
$240
$299
$350
$365
$446
$653
$765
$866
$1,006
$1,152
$1,906
$2,015
$2,042
$1,986
$1,923
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Q1'24
Assets ($mm)
TBVPS

CALIFORNIA BANCORP

Dollars in millions
Tangible book value per share and capital offering price adjusted for historical stock splits
Data as of 12/31 for each respective year

9

STRONG CORE DEPOSIT BASE DEPOSIT COMPOSITION HISTORICAL DEPOSIT COMPOSITION $1,792 Time deposits Demand $1,800 2015 – Q1’24 CAGR $1,680 20% deposits $1,640 $1,625 DDA: 13.4% 39% $1,532 $1,600 Total Deposits: 14.4% $1,400 $1,200 $988 Money market Interest bearing $1,000 & savings demand deposits $874 $812 $771 deposits 1% $761 $800 $673 40% $657 46% $633 45% $650 $542 44% $600 40% 39% DEPOSIT PORTFOLIO HIGHLIGHTS–3/31/24 $387 $352 $400 $315 $285 39% $225 40% ► Deposits increased in 1Q24 as new deposit relationships offset 41% 44% $200 42% seasonal outflows $0 ► Core deposit base driven by commercial clients 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1'24 • 95%+ of commercial relationships hold deposits at the bank • Core deposits comprise 80% of total deposits Total Deposits NIB Deposits Cost of ► Utilize remote deposit capture and commercial cash 0.23% 0.24% 0.35% 0.55% 0.81% 0.48% 0.27% 0.47% 2.15% 2.24% Deposits management to generate and retain deposits Core 94% 93% 91% 88% 87% 91% 85% 81% 80% 94% Deposit Mix ► Treasury management division established in Q4-2019 Dollars in millions Core deposits defined as total deposits less time deposits and brokered deposits. 10 Data as of 12/31 for each respective year

DIVERSIFIED COMMERCIAL LOAN PORTFOLIO (1) LOAN PORTFOLIO COMPOSITION HISTORICAL LOAN COMPOSITION 2017 – 2024 CAGR Other 3% C&I: 11.7% $1,560 $1,521 $1,593 $1,600 Construction 2% $1,377 $1,369 Total Loans: 11.8% $950 $1,100 $847 $627 $635 $610 $474 $415 $600 $390 Commercial 40% $341 CRE - Non-Owner Occupied 38% 40% 41% 30% 40% 40% 40% 34% $100 (39% (36% (41% ex.PPP) ex.PPP) ex.PPP) -$400 2018 2019 2020 2021 2022 2023 1Q24 Total Loans C&I Loans CRE - Owner 5.09% 5.19% 4.22% 4.29% 4.96% 6.00% 6.24% (3) Yield on Loans Occupied 17% 97% 96% 89% 82% 89% 96% 93% Loans /Deposits (2) OPERATING LOC USAGE GROSS LOAN FUNDING VS. NET LOAN GROWTH 43% $80 $64 $1,000 44% $46 $60 $43 $42 $800 42% $40 40% $24 39% $11 39% $600 40% $20 $0 37% $400 38% -$20 -$11 $380 $366 -$14 $347 $342 $333 $200 36% -$40 -$34 $889 $884 $920 $911 $870 -$39 -$60 $0 34% 1Q23 2Q23 3Q23 4Q23 1Q24 1Q23 2Q23 3Q23 4Q23 1Q24 Commitment Amount Gross Balance Usage Gross Loan Funding Net Loan Growth Dollars in millions (1) Data as of 3/31 for each respective year 11 (2) Excludes PPP loans

NEW LOAN PRODUCTION IN 1Q24 (1) BOOKING NEW LOANS AT ATTRACTIVE RATES ► Funded new loans with balances of $11 million in 1Q24 compared to $64 million in 4Q23 and $42 million in 1Q23 ► Weighted average rate on newly funded loans was 7.82% in 1Q24 compared to 8.86% in 4Q23 and 7.72% in 1Q23 ► 1Q24 new loan dollar mix was 36% commercial and 64% CRE (1) (1) NEW LOAN FUNDINGS WTD. AVG. RATE ON NEW LOANS $140 $1 8.86% $120 8.34% 7.82% 8.41% $45 $100 7.72% $80 6.72% $3 $60 $14 $85 $8 $40 $7 $17 $47 $20 $36 $38 $25 $7 $0 $4 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Commercial CRE Other 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Dollars in millions (1) Excludes PPP loans 12

CRE LOAN PORTFOLIO – INVESTOR CRE ► Conservatively underwriting portfolio with an average LTV of 49% ► Active risk management, stress testing, and evaluation of portfolio results in early recognition and resolution of potential problem credits, consistently strong asset quality, and minimal losses in the portfolio (1) (1) INVESTOR CRE BY PROPERTY TYPE INVESTOR CRE BY GEOGRAPHIC BREAKDOWN 5% 1% 15% Mobile Home Land Out of State Park 6% Multi-Family 33% Retail 6% 9% Other Other California 47% Bay Area 17% Industrial 29% 17% 15% Sacramento Office Mixed-Use (1) Data as a percent of total investor CRE, $578 million Data as of 3/31/2024 13

CRE LOAN PORTFOLIO – INVESTOR CRE: OFFICE (1) CRE PORTFOLIO COMPOSITION INVESTOR CRE OFFICE COMPOSITION CRE Office Investor - $100 million (7% of Total Loans) Medical/Dental - $39 million CRE Other - $667 million (3% of Total Loans) CRE Office OO - $67 million (44% of Total Loans) (4% of Total Loans) Office - $60 million (4% of Total Loans) INVESTOR CRE NON-MEDICAL OFFICE PORTFOLIO HIGHLIGHTS (2) GEOGRAPHY Out of State - $1 million ► Office CRE represents 11% of total loan portfolio with more than (<1% of Total Loans) 80% of credits being recourse loans • Investor Office Non-Medical/Dental portfolio represents 4% of total portfolio Sacramento - ► No exposure to downtown San Francisco market $27 million (2% of Total Bay Area - $33 million Loans) ► Majority of credits are located in suburban markets with stable (2% of Total Loans) tenants like medical and dental practices ► Conservative underwriting criteria with low LTVs and high DCRs 14

COMMERCIAL LOAN PORTFOLIO WELL-DIVERSIFIED PORTFOLIO WITH FOCUS ON STRONG BORROWERS IN RECESSION RESISTANT INDUSTRIES (1) (2) COMMERCIAL LOAN PORTFOLIO COMMERCIAL – SPONSOR FINANCE 5% 2% 7% 7% Other Food Manufacturing 6% Pharmacies and Retail Misc. Real Estate & Drug Retailers 24% 9% All Others <4% Leasing Gift, Novelty & Sovenir Retailers 4% 6% Wholesale Software Publishers 48% 8% Services Manufacturing 11% 7% Home Health Care Mortgage and Services Nonmortgage Loan 6% Brokers Info, Finance 9% & Insurance Other Schools and 6% Instruction Other Computer 5% 11% Related Services 19% Executive Search Other Management Services Contractors Consulting Services SPONSOR FINANCE HIGHLIGHTS ► Weighted Average Senior Leverage: 2.12 ► Weighted Total Leverage: 3.00 ► Weighted Average FCCR: 2.40 (1) Data as a percent of total Commercial Loans, $610 million (2) Data as a percent of total Sponsor Finance Loans, $210 million ► Overall Credit Quality Trend: Neutral Data as of 3/31/2024 15

ASSET QUALITY TRENDS (1) (1) RESERVES / LOANS NET CHARGE-OFFS (RECOVERIES) ($000S) $2,500 1.4% $2,052 $1,872 $2,000 1.2% 1.28% 1.17% 1.0% $1,500 1.07% 1.05% 1.03% 1.03% 1.02% 0.8% $851 $1,000 0.6% $348 $500 $149 0.4% $34 $0 0.2% -$65 -$500 0.0% 2018 2019 2020 2021 2022 2023 1Q24 2018 2019 2020 2021 2022 2023 1Q24 (2) NCOS (RECOVERIES) / AVG. LOANS (%) NONPERFORMING ASSETS $6 1.0% 0.75% $5 0.7% 0.50% $4 0.44% 0.23% 0.15% 0.25% $3 0.4% 0.02% 0.01% 0.24% 0.00% 0.00% 0.00% 0.19% 0.00% $2 0.08% 0.06% 0.01% 0.01% 0.1% -0.25% $1 -0.50% $0 -0.2% 2018 2019 2020 2021 2022 2023 1Q24 -0.75% 2018 2019 2020 2021 2022 2023 1Q24 NPA's NPAs / Total Assets (1) CECL Methodology adopted 1/1/2023 16 (2) Net charge-offs for 2020 were concentrated in 2Q20 related to non-systemic issues NPAs ($MM) NPAs /Total Assets

HISTORICAL PROFITABILITY TRENDS ROAA ROATCE $4.00 15% 1.5% 13.76% $2.56 $3.00 12% $2.51 12.12% 1.0% $2.00 1.09% $1.61 1.08% 9% 9.78% $1.19 9.37% $0.85 $0.86 0.80% 7.95% $1.00 $0.53 7.71% 6% 0.68% 0.5% $0.45 0.69% 0.94% 5.87% 0.66% $0.00 3% 0.25% 3.41% 0.0% -$1.00 0% 2017 2018 2019 2020 2021 2022 2023 1Q24 2017 2018 2019 2020 2021 2022 2023 1Q24 ROAA (%) EPS EFFICIENCY RATIO NET INTEREST MARGIN 100% 5% 80% 4% 4.15% 4.12% 4.09% 3.92% 3.89% 77.3% 3.79% 73.5% 70.6% 68.7% 60% 3% 66.7% 59.6% 59.8% 2.89% 57.0% 2.76% 2% 40% 1% 20% 0% 0% 2017 2018 2019 2020 2021 2022 2023 1Q24 2017 2018 2019 2020 2021 2022 2023 1Q24 17

Disciplined Expense Management Driving Greater Operating Leverage ► Investment phase in 2018-2019 (talent, product development, and technology) built highly leverageable infrastructure and strong commercial banking team ► Following investment phase, revenue growth rate has been well in excess of expense growth rate, resulting in greater operating leverage and increasing profitability OPERATING EXPENSES BEFORE CAPITALIZED LOAN ORIGINATION COSTS $14.1 $13.0 $12.7 $0.4 $12.5 $12.5 $12.3 $12.3 $11.9 $11.9 $0.8 $1.0 $0.7 $0.7 $0.7 $1.1 $1.0 $1.1 $13.7 $12.2 $11.7 $11.8 $11.9 $11.6 $11.2 $10.9 $10.8 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Total operating expenses, as reported Capitalized loan origination costs Dollars in millions 18

CAPITAL RATIOS – BANK ONLY TCE / TA LEVERAGE RATIO 16% 16% 12% 12% 12.72% 12.14% 12.63% 12.09% 10.44% 10.23% 10.42% 10.35% 9.51% 8% 8% 9.36% 8.02% 7.20% 4% 4% 0% 0% 2019 2020 2021 2022 2023 1Q24 2019 2020 2021 2022 2023 1Q24 TOTAL CAPITAL RATIO TIER 1 RATIO 16% 16% 13.63% 12% 12.96% 12% 12.32% 12.25% 12.69% 11.79% 12.04% 11.40% 11.38% 10.79% 10.54% 10.38% 8% 8% 4% 4% 0% 0% 2019 2020 2021 2022 2023 1Q24 2019 2020 2021 2022 2023 1Q24 Data as of 12/31 for each respective year Closed subordinated debt offerings to support consolidated capital ratios totaling $20 million in 2020 and $35 million in 2021 19

2024 OUTLOOK AND PRIORITIES High levels of capital, liquidity and reserves, along with conservatively EXCEPTIONALLY STRONG underwritten loan portfolio, positions company well to manage through BALANCE SHEET continued uncertain economic environment Capitalize on growing reputation and increased scale to continue CONTINUE ADDING adding new full banking relationships with clients that provide lower- TO CLIENT ROSTER cost deposits and high quality lending opportunities Past investments in talent and technology enable us to tightly manage expenses and realize more operating leverage while continuing to add EXPENSE MANAGEMENT talent in areas that provide high value opportunities Capitalize on improved treasury management platform to continue adding TREASURY MANAGEMENT new commercial relationships that drive higher levels of fee income Relatively neutral interest rate sensitivity should result in fairly stable net INTEREST RATE interest margin as interest rates change during 2024 RISK MANAGEMENT Strength of franchise and balance sheet, as well as strong momentum in new client additions, should result in continued strong financial performance PROFITABILITY in 2024 and further increase in franchise value in the years ahead 20

SUMMARY Northern California Strong commercial loan Experienced management commercial business bank portfolio with corresponding team and seasoned C&I with a disciplined approach commercial relationship relationship managers to credit underwriting deposits Keen focus on relationship Proven organic and core deposits in deposit rich acquisition growth industries capabilities 21 3

Please send questions to ir@bankcbc.com Or Call 510.457.3751 CaliforniaBankofCommerce.com